Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear Announces Stock Exchange Listing Transfer to Nasdaq
Ticker Symbol to Remain “MXL”
Carlsbad, Calif. – November 30, 2021 – MaxLinear, Inc. (NYSE: MXL), a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits, today announced that it will voluntarily transfer its stock exchange listing from the New York Stock Exchange to The Nasdaq Global Select Market (“Nasdaq”). The company expects that its common stock will commence trading on Nasdaq on December 13, 2021, and will continue to be listed under the ticker symbol “MXL”.

“Our commitment to empowering customers with disruptive and best-in-class technology products is at the core of MaxLinear’s founding mission. Looking forward, we are accelerating our technology initiatives to expand our product portfolio and drive long term sustainable growth. This growth strategy aligns with Nasdaq’s core principles of innovation as we strive to continue diversifying our investor base and enhancing shareholder value,” said Kishore Seendripu, Ph.D., MaxLinear’s Chairman and Chief Executive Officer.

“MaxLinear is representative of the growth-oriented and industry-defining technology companies that call Nasdaq home,” said Adena Friedman, president and chief executive officer of Nasdaq. “We are proud to welcome MaxLinear to the Nasdaq family as the company continues to improve the world’s communication networks through a myriad of innovative solutions.”
About MaxLinear, Inc.

MaxLinear, Inc. (NYSE: MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for the connectivity and access, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.

MXL and the MaxLinear logo are trademarks of MaxLinear, Inc. Other trademarks appearing herein are the property of their respective owners.

MaxLinear, Inc. Investor Relations Contact:

Steven Litchfield
Tel: 949-333-0080
IR@maxlinear.com

Cautionary Note Concerning Forward-Looking Statements
This press release contains “forward-looking” statements within the meaning of federal securities laws. Forward-looking statements include, among others, statements concerning or implying MaxLinear’s intent to transfer its stock exchange listing as well as its growth prospects in principal target markets, its future financial performance, and its ability to positively affect shareholder value. These forward-looking statements are based on management’s current, preliminary expectations and involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from any future results expressed or implied by these forward-looking statements. Forward-looking statements may contain words such as “will be,” “will,” “expect,” “anticipate,” “continue,” or similar expressions and include the assumptions that underlie such statements. In addition, MaxLinear’s business and operations are subject to numerous risks and uncertainties that could affect its operating results and liquidity position. Other risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements in this press release or that could adversely affect MaxLinear’s business, operating results, liquidity position, and stock price include the following: decisions concerning capital allocation generally and more specifically decisions with respect to investments in product research and development; continued integration risks arising from recent acquisitions; the risk that recent strong demand in MaxLinear’s broadband markets may not continue as the COVID-19 pandemic improves around the world; intense competition in our industry and product markets; risks relating to the development, testing, and commercial introduction of new products and product functionalities; the ability of our customers to cancel or reduce orders; potential decreases in average selling prices; and uncertainties concerning how end user markets for our products will develop. In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in MaxLinear’s filings with the Securities and Exchange Commission, including, without limitation, those set forth in MaxLinear’s most recent Annual Report on Form 10-K for the year ended December 31, 2020, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, as applicable. All forward-looking statements are qualified in their entirety by this cautionary statement. MaxLinear is providing this information as of the date of this release and does not undertake any obligation to update any forward-looking statements contained in this release as a result of new information, future events, or otherwise.